Acquisition of Texon’s Butane Blending Business June 2010 Exhibit 99.2

Forward-Looking Statements
You should review this slide presentation in conjunction with the conference call for Sunoco
Logistics Partners L.P., held on June 29 at 9:00 a.m. EDT.  You may listen to the audio portion of the conference call on our website at www.sunocologistics.com or by dialing (USA toll-free) 1-888-889-4955.
International callers should dial 1-312-470-0130.  Please request “Sunoco Logistics Partners’
Conference Call Passcode: Sunoco Logistics.
Audio replays of the conference call will be available for two weeks after the conference call beginning approximately two hours following the completion of the call.  To access the replay, dial 1-
888-568-0673.  International callers should dial 1-203-369-3190.
During the call, those statements we make that are not historical facts are forward-looking statements.  Although we believe the assumptions underlying these statements are reasonable, investors are cautioned that such forward-looking statements involve risks that may affect our business prospects and performance, causing actual results to differ from those discussed during the conference call.  Such risks and uncertainties include, among other things:  our ability to successfully consummate announced acquisitions and organic growth projects and integrate them into existing business operations; the ability of announced acquisitions to be cash-flow accretive; increased competition; changes in the demand both for crude oil that we buy and sell, as well as for crude oil and refined products that we store and distribute; the loss of a major customer; changes in our tariff rates;
changes in throughput of third-party pipelines that connect to our pipelines and terminals; changes in operating conditions and costs; changes in the level of environmental remediation spending; potential equipment malfunction; potential labor relations problems; the legislative or regulatory environment;
plant construction/repair delays; and political and economic conditions, including the impact of potential terrorist acts and international hostilities.
These and other applicable risks and uncertainties are described more fully in our Form 10-K, filed with the Securities and Exchange Commission on February 23, 2010.  We undertake no obligation to update publicly any forward-looking statements whether as a result of new information or future events.

Michigan
Wisconsin
Michigan
New York
Pennsylvania
Illinois
Indiana
Ohio
New Jersey
Maryland
Missouri
Kentucky
Virginia
Tennessee
Oklahoma
Arkansas
Mississippi
Louisiana
Texas
Nederland
Terminal
Nederland Terminal
SXL Crude
SXL Refined Product
MVPL (Joint Venture)
WTG (Joint Venture)
Explorer (Joint Venture)
West Shore (Joint Venture)
Wolverine (Joint Venture)
N
W
E
S

Sunoco Logistics Asset Overview

Serves key U.S. refining and
production centers in U.S.
Northeast, Midwest, and Gulf
Coast
2,200 miles of refined product
pipelines
3,850 miles of crude oil
pipelines
41 active refined products
terminals
23 million barrels of crude oil
storage capacity (including 20
million barrels at Nederland,
TX)
Completed and integrated 15
acquisitions since 2002

$182MM
53%
$58MM
17%
$103MM
30%
Growth Strategy
Optimize current asset base
Invest in organic extensions
Acquire complementary assets
continue focus on platform growth
Initiate refined product commercial
activities in 2010
$22MM
23%
$ 35MM
36%
$40MM
41%

Financial Growth
Refined Products Pipeline System
Terminal Facilities
Crude Oil Pipeline System
2009 EBITDA $343MM
2002 EBITDA $97MM

Michigan
Wisconsin
Michigan
New York
Iowa
Pennsylvania
Illinois
Indiana
Ohio
Maryland
New Jersey
West Virginia
Delaware
Virginia
North Carolina
Legend
Refined Product Pipelines (100%)
Marketing Terminals
Joint Ventures
Wolverine (31.5%)
West Shore (12.3%)
Explorer (9.4%)
Longview
Waskom
Arcadia
Texas
Louisiana
Hearne
Nederland
Aldine
Hebert
MagTex System

5
Organic growth opportunities accelerate:
Biodiesel
New terminal at Aldine, TX
Crude pipeline to products pipeline
conversion to supply Longview, TX
Marcellus Shale Mariner project
Refined Products Terminals are
increasingly becoming blend sites as a
result of alternative fuel mandates and
opportunities:
Current blending activities are for
additives, ethanol, biodiesel, and butane
blending
Future blending activity will be ethanol
(E10, E15, E85), butane, bioheat,
biodiesel, and cellulosic biofuel
Refined Products Strategic Investment Platform

Texon Butane Blending Business
Purchase price of $140MM
Patented blend technology for sophisticated butane blending into gasoline to capture margin spread between gasoline and butane
Sunoco Logistics has utilized the patented technology since 2009
Key Texon personnel are joining Sunoco Logistics
Business is a turnkey, full service offering to customers
Service for customers includes:
• purchase and management of butane supply
• installation and monitoring of butane injection equipment
Growing cash flow base that is immediately accretive

Patented Truck Rack Butane Blending System 7

Texon Acquisition
Strategic Rationale for Acquisition
Logical extension of SXL’s current refined products terminalling services business where we blend additives, ethanol, biodiesel, and butane
A new growth platform that is aligned with our current core business and is well understood with our existing sites
Extensive operating synergies with current operations (engineering, construction, butane supply management, product quality
monitoring)
Growth potential is largely driven by the addition of new sites
Plan to install at all of our key gasoline terminals
Several large customers are interested in expanding their number of installations
Revenue generated from margin between gasoline and butane

Texon Acquisition
Key Drivers of the Business
Volume blended
Significant opportunity for growth in terminal sites:  customers are attracted by sophisticated blending which ensures rigorous adherence to product specifications
SXL can add value by accelerating growth
Margin between gasoline and butane prices
Business model will lock in a favorable margin between butane and gasoline and remove commodity risk
SXL can add value on butane supply
Growth in natural gas from shale regions will increase the
supply of butane which will sustain or improve current
gasoline/butane margins

Texon Acquisition
Financial Characteristics
Acquisition will be immediately accretive with 2011 EBITDA at a typical acquisition multiple
Addition of new blend sites will translate to outstanding EBITDA growth potential
Cash distributions will be based on conservative margin assumptions
Sunoco, Inc. will provide a $100MM three year loan at market rates to provide further accretion in early years, demonstrating Sunoco’s continued support of growth in SXL

Texon Acquisition
Summary
The Texon acquisition will further strengthen our geographically diverse asset base
The patented technology will enhance our ability to grow terminal services at SXL and other customer locations
Greatly enhances the profitability of gasoline terminals and is an important feature in future terminal acquisitions
An experienced management team at Sunoco Logistics, including former
Texon personnel, will be able to capitalize on the opportunity to add real growth and unitholder value
Our investment grade credit rating and flexible capital structure will facilitate the growth potential of this acquisition
Cash flow from the transaction will serve to support our consistent track record of distribution growth